SUPPLEMENT DATED MAY 26, 2017

TO THE PROSPECTUS DATED AUGUST 1, 2016

FOR PACIFIC FUNDS CLASS A, CLASS B, CLASS C, CLASS I, CLASS R,

ADVISOR CLASS AND INVESTOR CLASS SHARES

This supplement revises the Pacific Funds Class A, Class B, Class C, Class I, Class R, Advisor Class and Investor Class shares prospectus dated August 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement apply to Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (the “Portfolio Optimization Funds”) and are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective as of the close of business on July 31, 2017, Class B shares of the Portfolio Optimization Funds will be closed and no longer available for purchase by new or existing investors (except through reinvestment of dividends and capital gains distributions). The closing of Class B shares will not restrict an existing investor’s ability to redeem or exchange Class B shares of a Portfolio Optimization Fund pursuant to the procedures set forth in the Prospectus.

Disclosure Changes to the Fund Summaries section

Pacific Funds Portfolio Optimization Conservative and Pacific Funds Portfolio Optimization Moderate-Conservative – The following risk is added to the Principal Risks from Holdings in Underlying Funds subsection:

•	Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to an Underlying Fund. As a result, an Underlying Fund that invests in floating rate loans may be subject to greater liquidity risk than an Underlying Fund that does not invest in floating rate loans. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, an Underlying Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, an Underlying Fund could experience delays in receiving payments or suffer a loss. In an assignment, an Underlying Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require an Underlying Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede an Underlying Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede an Underlying Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which may make it more difficult for an Underlying Fund to raise cash to pay investors when they redeem their shares in an Underlying Fund. The Underlying Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan, which may not be deemed to be a security in certain circumstances and, as a result, could increase the risk of investing in loans.

Pacific Funds Portfolio Optimization Moderate-Conservative – The following risk is removed from the Principal Risks from Holdings in Underlying Funds subsection:

•	Small-Capitalization Companies Risk

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

Pacific Funds Portfolio Optimization Conservative – The following risk is added to the Principal Risks from Holdings in Underlying Funds subsection:

•	Floating Rate Loan Risk

Pacific Funds Portfolio Optimization Moderate-Conservative – The following risks are added to the Principal Risks from Holdings in Underlying Funds subsection:

•	Floating Rate Loan Risk
•	Value Companies Risk

In addition, the following risk is removed from the Principal Risks from Holdings in Underlying Funds subsection:

•	Small-Capitalization Companies Risk

Form No.	PFSUP0517

SUPPLEMENT DATED MAY 26, 2017

TO THE PROSPECTUS DATED AUGUST 1, 2016

FOR PACIFIC FUNDS CLASS P SHARES

This supplement revises the Pacific Funds Class P Shares prospectus dated August 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summaries section

PF Short Duration Bond Fund – Effective August 1, 2017, in the Principal Investment Strategies subsection, the last sentence in the second paragraph will be deleted and replaced with the following:

The Fund may invest up to 25% of its assets in foreign debt denominated in U.S. dollars.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, are deleted and replaced with the following:

Sub-Adviser – T. Rowe Price Associates, Inc. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Michael F. Reinartz, CFA, Vice President	Since 2015

PF Comstock Fund – In the Principal Investment Strategies subsection, the first sentence in the first paragraph is deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in common stock.

PF International Large-Cap Fund – In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Filipe M.G. Benzinho, Investment Officer and Portfolio Manager	Since 2016
Daniel Ling, CFA, Investment Officer and Portfolio Manager	Since 2009

PF Emerging Markets Fund – In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, are deleted and replaced with the following:

Sub-Adviser – OppenheimerFunds, Inc. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Justin M. Leverenz, CFA, Senior Vice President and Portfolio Manager	Since 2007

PF Equity Long/Short Fund – The following risk is removed from the Principal Risks subsection:

•	Short Sale Risk

Disclosure Changes to the Additional Information About Principal Investment Strategies and

Principal Risks section

PF Short Duration Bond Fund – Effective August 1, 2017, in the Principal Investment Strategies subsection, the last sentence in the second paragraph will be deleted and replaced with the following:

The Fund may invest up to 25% of its assets in foreign debt denominated in U.S. dollars (e.g., Yankee bonds).

PF Comstock Fund – In the Principal Investment Strategies subsection, the first sentence in the first paragraph is deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in common stock.

PF Equity Long/Short Fund – The following risk is removed from the Principal Risks subsection:

•	Short Sale Risk

Disclosure Changes to the About Management section

In the table for Massachusetts Financial Services Company, doing business as MFS Investment Management, information regarding Marcus L. Smith is deleted from the subsection for the PF International Large-Cap Fund.

In the table for OppenheimerFunds, Inc., information regarding John Paul Lech is deleted from the subsection for the PF Emerging Markets Fund.

In the table for T. Rowe Price Associates, Inc., information regarding Edward A. Wiese, CFA, is deleted from the subsection for the PF Short Duration Bond Fund.

SUPPLEMENT DATED MAY 26, 2017

TO THE PACIFIC FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Dated April 10, 2017 for Pacific Funds Short Duration Income

and Dated August 1, 2016 for all other Funds

This supplement revises the Pacific Funds Statement of Additional Information dated April 10, 2017 for Pacific Funds Short Duration Income and dated August 1, 2016 for all other Funds, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

All references and information relating to J.P. Morgan Investment Management Inc. (“JPMorgan”) are deleted.

Effective as of the close of business on July 31, 2017, Class B shares of Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth will be closed and no longer available for purchase by new or existing investors (except through reinvestment of dividends and capital gains distributions). The closing of Class B shares will not restrict an existing investor’s ability to redeem or exchange Class B shares of a Fund pursuant to the procedures set forth in the applicable Prospectus.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the PF Short Duration Bond Fund section, the first sentence is deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: real estate mortgage investment conduits (“REMICs”); zero coupon bonds; payment-in-kind bonds (“PIKs”); variable and floating rate securities; Eurobonds; and preferred stock.

In the PF Inflation Managed Fund section, the first sentence is deleted and replaced with the following:

The Fund may invest up to 10% of its assets in debt securities rated lower than Baa (although it may not invest in securities rated lower than B) by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by the sub-adviser (except that with respect to such 10% limitation, the Fund may invest in mortgage-related securities rated below B by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by the sub-adviser).

In the PF Equity Long/Short Fund section, the following will be added after the second sentence:

The Fund may also engage in short sales, as well as short sales against the box.

In the PF Global Absolute Return Fund section, the second sentence is deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: contingent convertible securities; securities issued by other investment companies, including ETFs; equity securities; equity swaps, futures, warrants, rights, and options to seek to enhance investment returns or to provide equity exposure; reverse repurchase agreements; and forward commitments (other than forward commitments described in the Prospectus).

DESCRIPTION OF CERTAIN SECURITIES, INVESTMENTS AND RISKS

In the Equity Securities section, the first sentence of the seventh paragraph is deleted and replaced with the following:

Equity-related securities share certain characteristics of equity securities and may include depositary receipts, convertible securities and warrants.

INFORMATION ABOUT THE MANAGERS

In the Other Accounts Managed section, information regarding Marcus L. Smith under MFS’s portion of the table is deleted, information regarding John Paul Lech under Oppenheimer’s portion of the table is deleted, and information regarding Edward A. Wiese under T. Rowe Price’s portion of the table is deleted.